                                                                    Exhibit 23.1


                          Independent Auditors' Consent

The Board of Directors
Metromedia International Group, Inc.:

         We consent to the use of our report incorporated herein by reference in the registration statement.

                                                     KPMG LLP

New York, New York
January 19, 2000